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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 10, 2001
                                                         -----------------

                       Bottomline Technologies (de), Inc.
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             (Exact name of Registrant as Specified in Its Charter)


               Delaware                               02-0433294
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    (State or other jurisdiction of     (I.R.S. Employer Identification No.)
    incorporation or organization)


               155 Fleet Street, Portsmouth, New Hampshire 03801
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                   (Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (603) 436-0700


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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         This Current Report on Form 8-K may contain forward-looking statements that involve a number of risks and uncertainties, including statements regarding expected benefits of use of the Company's products and future growth or results. Among the important factors which could cause actual results to differ materially from those in the forward-looking statements are competition, market demand, technological change, strategic relationships, recent acquisitions, international operations and general economic conditions. For additional discussion of factors that could impact Bottomline Technologies' financial results, refer to the Company's Form 10-K filed September 2001 and Form 10-Q filed November 2001. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.  Regulation FD Disclosure.


         On November 29, 2001, Bottomline Technologies (de), Inc. entered into an agreement with Fidelity Service Company, Inc. pursuant to which Bottomline will provide a transaction initiation and reporting platform designed to manage and control the money movement of shareholder dollars for the Fidelity Group of Funds. Bottomline will provide this platform utilizing its WebSeries product offering, a component of Bottomline's Financial Resource Management solutions.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Bottomline Technologies (de), Inc.


Date:  December 10, 2001         By: /s/ Robert A. Eberle
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                                     Robert A. Eberle
                                     Executive Vice President,
                                     Chief Operating Officer,
                                     Chief Financial Officer and Secretary





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